Exhibit 99.1

FedEx Announces Commencement of Cash Tender Offers

MEMPHIS, Tenn., June 25, 2026 – FedEx Corp. (NYSE: FDX) (“FedEx”) today announced that it has commenced cash tender offers (each, an “Offer” and, collectively, the “Offers”) for the maximum principal amount of validly tendered (and not validly withdrawn) notes set forth below (collectively, the “Notes”), such that the aggregate purchase price, not including accrued and unpaid interest, payable in respect of such Notes will not exceed $4.15 billion (the “Offer Cap”). The Offers are being made pursuant to an Offer to Purchase, dated June 25, 2026 (the “Offer to Purchase”), which sets forth a description of the terms of the Offers.

As previously announced, FedEx finalized the spin-off of FedEx Freight Holding Company, Inc. (“FedEx Freight”) on June 1, 2026 (the “Spin-Off”), establishing FedEx Freight as an independent, publicly traded company. The Spin-Off was achieved through the distribution by FedEx of 80.1% of the outstanding shares of FedEx Freight’s common stock on a pro rata basis to holders of FedEx common stock. In connection with the Spin-Off, FedEx Freight paid a cash dividend of approximately $4.1 billion to FedEx (the “FedEx Freight Dividend”), the proceeds of which will be used, together with cash on hand, to fund the consideration for the Offers. The Offers support FedEx’s strategy to reduce its outstanding indebtedness to maintain a leverage-neutral profile following the completion of the Spin-Off.

The following table sets forth certain terms of the Offers:

Acceptance Priority Level(1)	Title of Series of Notes	CUSIP No.	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (bps) (2)	Early Tender Premium(3)
1	4.500% Notes due 2065	31428XBD7	$36,960,000	4.750% UST due 2/15/2056	FIT1	110	$30
	4.500% Notes due 2065	U31520BA3 31428XCZ7 31428XDX1	$213,040,000	4.750% UST due 2/15/2056	FIT1	110	$30
2	3.250% Notes due 2041	31428XCE4	$130,365,000	4.375% UST due 5/15/2036	FIT1	90	$30
	3.250% Notes due 2041	U31520AP1 31428XCN4 31428XDL7	$619,635,000	4.375% UST due 5/15/2036	FIT1	90	$30
3	4.050% Notes due 2048	31428XBQ8	$256,565,000	5.000% UST due 5/15/2046	FIT1	60	$30
	4.050% Notes due 2048	U31520AX4 31428XCW4 31428XDU7	$743,435,000	5.000% UST due 5/15/2046	FIT1	60	$30
4	3.875% Notes due 2042	31428XAT3	$55,389,000	5.000% UST due 5/15/2046	FIT1	50	$30
	3.875% Notes due 2042	U31520AQ9 31428XCP9 31428XDM5	$444,611,000	5.000% UST due 5/15/2046	FIT1	50	$30
5	4.100% Notes due 2045	31428XBB1	$146,170,000	5.000% UST due 5/15/2046	FIT1	60	$30
	4.100% Notes due 2045	U31520AT3 31428XCS3 31428XDQ6	$503,830,000	5.000% UST due 5/15/2046	FIT1	60	$30
6	4.100% Notes due 2043	31428XAU0	$108,231,000	5.000% UST due 5/15/2046	FIT1	55	$30
	4.100% Notes due 2043	U31520AR7 31428XCQ7 31428XDN3	$391,769,000	5.000% UST due 5/15/2046	FIT1	55	$30
7	4.400% Notes due 2047	31428XBN5	$145,347,000	5.000% UST due 5/15/2046	FIT1	65	$30
	4.400% Notes due 2047	U31520AW6 31428XCV6 31428XDT0	$604,653,000	5.000% UST due 5/15/2046	FIT1	65	$30
8	4.550% Notes due 2046	31428XBG0	$242,931,000	5.000% UST due 5/15/2046	FIT1	65	$30
	4.550% Notes due 2046	U31520AV8 31428XCU8 31428XDS2	$1,007,069,000	5.000% UST due 5/15/2046	FIT1	65	$30
9	4.750% Notes due 2045	31428XBE5	$336,562,000	5.000% UST due 5/15/2046	FIT1	65	$30
	4.750% Notes due 2045	U31520AU0 31428XCT1 31428XDR4	$913,438,000	5.000% UST due 5/15/2046	FIT1	65	$30

10	2.400% Notes due 2031	31428XCD6	$357,815,000	4.125% UST due 6/30/2031	FIT1	25	$30
	2.400% Notes due 2031	U31520AL0 31428XCK0 31428XDH6	$642,185,000	4.125% UST due 6/30/2031	FIT1	25	$30
11	4.950% Notes due 2048	31428XBS4	$153,531,000	5.000% UST due 5/15/2046	FIT1	65	$30
	4.950% Notes due 2048	U31520AY2 31428XCX2 31428XDV5	$696,469,000	5.000% UST due 5/15/2046	FIT1	65	$30
12	3.900% Notes due 2035	31428XBA3	$108,088,000	4.375% UST due 5/15/2036	FIT1	35	$30
	3.900% Notes due 2035	U31520AN6 31428XCM6 31428XDK9	$391,912,000	4.375% UST due 5/15/2036	FIT1	35	$30
13	5.100% Notes due 2044	31428XAW6	$208,311,000	5.000% UST due 5/15/2046	FIT1	60	$30
	5.100% Notes due 2044	U31520AS5 31428XCR5 31428XDP8	$541,689,000	5.000% UST due 5/15/2046	FIT1	60	$30
14	3.100% Notes due 2029	31428XBV7	$371,947,000	4.125% UST due 6/15/2029	FIT1	25	$30
	3.100% Notes due 2029	U31520AJ5 31428XCH7 31428XDF0	$628,053,000	4.125% UST due 6/15/2029	FIT1	25	$30
15	5.250% Notes due 2050	31428XCA2	$202,342,000	4.750% UST due 2/15/2056	FIT1	65	$30
	5.250% Notes due 2050	U31520AZ9 31428XCY0 31428XDW3	$1,047,658,000	4.750% UST due 2/15/2056	FIT1	65	$30
16	3.400% Notes due 2028	31428XBP0	$159,506,000	4.125% UST due 6/30/2028	FIT1	15	$30
	3.400% Notes due 2028	U31520AG1 31428XCF1 31428XDD5	$340,494,000	4.125% UST due 6/30/2028	FIT1	15	$30
17	4.250% Notes due 2030	31428XBZ8	$343,897,000	4.125% UST due 6/30/2031	FIT1	20	$30
	4.250% Notes due 2030	U31520AK2 31428XCJ3 31428XDG8	$406,103,000	4.125% UST due 6/30/2031	FIT1	20	$30
18	4.200% Notes due 2028	31428XBR6	$162,715,000	4.125% UST due 6/30/2028	FIT1	25	$30
	4.200% Notes due 2028	U31520AH9 31428XCG9 31428XDE3	$237,285,000	4.125% UST due 6/30/2028	FIT1	25	$30
19	4.900% Notes due 2034	31428XAX4	$148,482,000	4.375% UST due 5/15/2036	FIT1	40	$30
	4.900% Notes due 2034	U31520AM8 31428XCL8 31428XDJ2	$351,518,000	4.375% UST due 5/15/2036	FIT1	40	$30

(1)	FedEx is offering to accept the maximum principal amount of validly tendered (and not validly withdrawn) Notes in the Offers for which the aggregate purchase price, not including accrued and unpaid interest, does not exceed the Offer Cap using a “waterfall” methodology under which FedEx will accept the Notes in order of their respective Acceptance Priority Levels (as defined below).

(2)	The Total Consideration (as defined below) for Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time (as defined below) or the Tender Offer Consideration (as defined below) for Notes validly tendered (and not validly withdrawn) after the Early Tender Time but prior to or at the Expiration Time (as defined below), as applicable, and accepted for purchase is calculated using the applicable fixed spread as described in the Offer to Purchase. The applicable Early Tender Premium as set forth above (with respect to each series of Notes, the “Early Tender Premium”) is included in the Total Consideration for such series of Notes set forth above and does not constitute an additional or increased payment. Holders of Notes will also receive accrued and unpaid interest on Notes accepted for purchase up to, but excluding, the Early Settlement Date or the Final Settlement Date (each as defined below), as applicable.

(3)	Per $1,000 principal amount.

Each Offer is scheduled to expire at 5:00 p.m., New York City time, on July 24, 2026, unless extended or earlier terminated by FedEx (such date and time, as the same may be extended or earlier terminated with respect to each Offer, the “Expiration Time”). To receive the Total Consideration, holders of the Notes must validly tender and not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on July 9, 2026, unless such deadline is extended with respect to the applicable Offer (such date and time, as the same may be extended with respect to each Offer, the “Early Tender Time”). Tenders of Notes may not be validly withdrawn after 5:00 p.m., New York City time, on July 9, 2026 (the “Withdrawal Deadline”). After such time, Notes validly tendered may not be validly withdrawn unless such deadline is extended with respect to the applicable Offer, except in certain limited circumstances where additional withdrawal rights are required by law. Payments for Notes validly tendered (and not validly withdrawn) and accepted for purchase at or prior to the Early Tender Time are expected to be made on July 14, 2026 (the “Early Settlement Date”). Payments for Notes validly tendered (and not validly withdrawn) after the Early Tender Time but at or prior to the Expiration Time that are accepted for purchase are expected to be made on July 28, 2026 (the “Final Settlement Date” and, together with the Early Settlement Date, the “Settlement Dates”).

The consideration paid in each of the Offers will be determined in the manner described in the Offer to Purchase by reference to the applicable fixed spread specified in the table above and on the front cover of the Offer to Purchase for each series over the applicable yield to the maturity date or par call date, as applicable, based on the bid-side price of the applicable U.S. Treasury Security (the “Reference Treasury Security”) specified in the table above and on the front cover of the Offer to Purchase in the column entitled “Reference U.S. Treasury Security” at 10:00 a.m. New York City time, on July 10, 2026 (such date and time, as it may be extended, the “Price Determination Time”). Holders who validly tender and do not validly withdraw Notes at or prior to the Early Tender Time that are accepted for purchase will be eligible to receive the applicable “Total Consideration,” which includes the applicable Early Tender Premium specified in the table above. The Early Tender Premium is included in the Total Consideration for each series of Notes and does not constitute an additional or increased payment. Holders who validly tender Notes after the Early Tender Time but at or prior to the Expiration Time and whose Notes are accepted for purchase will be entitled to receive the applicable “Tender Offer Consideration” which will be equal to the applicable Total Consideration minus the applicable Early Tender Premium. In addition, in each case, holders whose Notes are accepted for purchase will receive accrued and unpaid interest on their Notes up to, but excluding, the applicable Settlement Date, payable on the Settlement Date.

FedEx will accept for purchase for cash the maximum principal amount of validly tendered (and not validly withdrawn) Notes for which the aggregate purchase price, not including accrued and unpaid interest, payable in respect of such Notes does not exceed the Offer Cap. Subject to the satisfaction or waiver of the conditions of the Offers, Notes validly tendered (and not validly withdrawn) prior to or at the Early Tender Time will be accepted based on the acceptance priority levels set forth in the table above (the “Acceptance Priority Levels”). Notes validly tendered at or prior to the Early Tender Time will have priority over Notes tendered after the Early Tender Time, regardless of the Acceptance Priority Levels of Notes tendered after the Early Tender Time. Subject to applicable law, FedEx may increase, decrease or waive the Offer Cap, as provided in the Offer to Purchase.

Subject to the satisfaction or waiver of the conditions of the Offers, (1) at the Early Settlement Date, FedEx will accept for purchase all Notes of each series validly tendered at or before the Early Tender Time and not validly withdrawn at or before the Withdrawal Deadline, in accordance with their respective Acceptance Priority Levels and subject to the Offer Cap; and (2) on the Final Settlement Date, to the extent FedEx has not already accepted Notes with an aggregate purchase price payable in respect of such Notes equal to the Offer Cap, FedEx will accept for purchase validly tendered and not validly withdrawn Notes of each series not previously purchased on the Early Settlement Date, in accordance with their respective Acceptance Priority Levels and subject to the Offer Cap. Any Notes validly tendered (and not validly withdrawn) in the Offers and accepted for purchase will be accepted for purchase by FedEx based on the Offer Cap and the Acceptance Priority Levels and may be subject to proration, each as more fully described in the Offer to Purchase.

None of the Offers is conditioned on any minimum amount of Notes of the applicable series being tendered, and none of the Offers is conditioned on the consummation of any of the other Offers. None of the Offers is subject to a financing condition. FedEx’s obligation to accept for purchase, and to pay for, Notes validly tendered (and not validly withdrawn) pursuant to the Offers is subject to, and conditioned upon, the satisfaction or waiver of the conditions described in the Offer to Purchase.

This press release does not constitute an offer to purchase or a solicitation of an offer to sell any securities. The Offers are being made solely pursuant to the Offer to Purchase and only to such persons and in such jurisdictions as are permitted under applicable law. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Citigroup Global Markets Inc and Wells Fargo Securities, LLC are serving as Lead Dealer Managers for the Offers and Morgan Stanley & Co. LLC and Scotia Capital (USA) Inc. are serving as Co-Dealer Managers for the Offers (each, a “Dealer Manager” and together, the “Dealer Managers”). Questions regarding the Offers may be directed to Goldman Sachs & Co. LLC at (800) 828-3182 (toll free) or (212) 357-1452 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-3554 (collect), BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 387-3907 (collect), Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4759 (collect).

The complete terms and conditions of the Offers are described in the Offer to Purchase. Requests for the Offer to Purchase or the documents incorporated by reference therein may be directed to Global Bondholder Services Corporation (“GBSC”), which is acting as the Tender Agent and Information Agent for the Offers, at (212) 430-3774 (for banks and brokers), at (855) 654-2015 (for all others), or by email at contact@gbsc-usa.com. Copies of the Offer to Purchase are (subject to offer restrictions) available on their website https://www.gbsc-usa.com/FedEx.

About FedEx Corp.

FedEx Corp. (NYSE: FDX) provides customers and businesses worldwide with a broad portfolio of transportation, e-commerce and business services. The company offers integrated business solutions utilizing its flexible, efficient, and intelligent global network. Consistently ranked among the world's most admired and trusted employers, FedEx inspires its employees to remain focused on safety, the highest ethical and professional standards and the needs of their customers and communities. FedEx is committed to connecting people and possibilities around the world responsibly and resourcefully, with a goal to achieve carbon-neutral operations by 2040.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release may be considered forward-looking statements, such as statements regarding the expected timing of completion of the Offers. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” “determined to,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which FedEx operates; uncertainty and additional volatility in the global trade environment; FedEx’s ability to successfully implement its business strategies and global transformation program and network optimization initiatives, including Network 2.0 and Tricolor, effectively respond to changes in market dynamics, and achieve the anticipated benefits of such strategies and actions; FedEx’s ability to achieve its cost reduction initiatives and financial performance goals, including its 2029 financial performance targets; FedEx’s ability to achieve the anticipated benefits of the Spin-Off of FedEx Freight; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the Spin-Off of FedEx Freight; the timing and amount of any costs or benefits or any specific outcome, transaction, or change (of which there can be no assurance), or the terms, timing, and structure thereof, related to FedEx’s global transformation program and other ongoing reviews and initiatives; a significant data breach or other disruption to FedEx’s technology infrastructure; damage to FedEx’s reputation or loss of brand equity; FedEx’s ability to meet its labor and purchased transportation needs while controlling related costs; failure of third-party service providers to perform as expected, or disruptions in FedEx’s relationships with those providers or their provision of services to FedEx; the effect of any international conflicts or terrorist activities, including as a result of the current conflicts between Russia and Ukraine and in the Middle East; evolving or new U.S. domestic or international laws and government regulations, policies, and actions, including regulatory and/or legal compliance requirements that can affect FedEx’s ability to efficiently or fully utilize its aircraft; changes in fuel prices or currency exchange rates, including significant increases in fuel prices as a result of the ongoing conflicts between Russia and Ukraine and in the Middle East and other geopolitical and regulatory developments; the effect of intense competition; FedEx’s ability to match capacity to shifting volume levels; an increase in self-insurance accruals and expenses; loss or delay in the collection of accounts receivable, including those related to tariffs in light of recent judicial rulings; the effect of technology developments, including autonomous technology and artificial intelligence; failure to receive or collect expected insurance coverage; FedEx’s ability to effectively operate, integrate, leverage, and grow acquired businesses and complete and realize the anticipated benefits of acquisitions and other strategic transactions including FedEx's investment in InPost, as a consortium member, and related commercial agreements; noncash impairment charges related to FedEx’s goodwill and certain deferred tax assets; the future rate of e-commerce growth; future guidance, regulations, interpretations, challenges, or judicial decisions related to tariffs and FedEx’s tax positions; labor-related disruptions; legal challenges or changes related to service providers contracted to conduct certain linehaul and pickup-and-delivery operations and the drivers providing services on their behalf and the coverage of U.S. employees at Federal Express Corporation under the Railway Labor Act of 1926, as amended; FedEx’s ability to quickly and effectively restore operations following adverse weather or a localized disaster or disturbance in a key geography; the effects of a widespread outbreak of an illness or any other communicable disease or public health crises; any liability resulting from and the costs of defending against litigation, including refunds of tariffs; FedEx’s ability to achieve or demonstrate progress on its goal of carbon-neutral operations by 2040; successful completion of stock repurchases; and other factors which can be found in FedEx’s and its subsidiaries’ press releases and FedEx’s filings with the Securities and Exchange Commission, including FedEx’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Contacts

FedEx Corp. Media Contact:

Caitlin Adams Maier

mediarelations@fedex.com

FedEx Corp. Investor Relations Contact:

Jeni Hollander

ir@fedex.com